UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010 (January 18, 2010)

AMERICAN OIL & GAS INC.
 (Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01—Regulation FD Disclosure

On January 18, 2010, American Oil & Gas Inc. (the “Company”) issued a press release announcing an upcoming investor presentation entitled “American Oil & Gas to Present at the IPAA Oil and Gas Investment Symposium.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Title of Document	Location
99.1	Press Release dated January 18, 2010	Attached

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OIL & GAS INC.

Date: January 19, 2010	By: /s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit
Number	Title of Document	Location
99.1	Press Release dated January 18, 2010	Attached

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